INSTRUMENT OF ASSIGNMENT, RESIGNATION, APPOINTMENT, ACCEPTANCE AND DESIGNATION

          This INSTRUMENT OF ASSIGNMENT, RESIGNATION, APPOINTMENT, ACCEPTANCE AND DESIGNATION dated as of July 26, 2002 (this "Instrument"), is hereby entered into among CREDIT LYONNAIS NEW YORK BRANCH, the New York Branch of a banking institution organized under the laws of France ("Credit Lyonnais"), DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, the New York and Grand Cayman Branches of a banking institution organized under the laws of Germany ("Dresdner"; provided that any reference to Dresdner acting in its role as agent under the Credit Agreement, as defined below, shall be a reference to Dresdner Bank AG, New York Branch) and LSP-COTTAGE GROVE, L.P., a Delaware limited partnership (the "Partnership").

          WHEREAS, Dresdner is a party to a certain Credit Agreement dated as of May 1, 1995, as amended by Amendment No. 1 thereto dated as of December 31, 1995 and Amendment No. 2 thereto dated as of June 28, 2002 (as so amended, the "Credit Agreement") among the Partnership, each of the lenders signatory thereto (each individually, a "Lender" and collectively, the "Lenders") and Dresdner, as successor Agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent"), pursuant to which the Lenders have made commitments to extend credit to the Partnership;

          WHEREAS, pursuant to and in accordance with Section 11.06 of the Credit Agreement, Dresdner, as the sole Lender under the Credit Agreement, wishes to sell, assign and transfer to Credit Lyonnais, and Credit Lyonnais wishes to purchase and assume from Dresdner, all of Dresdner's outstanding rights and commitments under the Credit Agreement on the terms and conditions of this Instrument;

          WHEREAS, pursuant to and in accordance with Section 10.08 of the Credit Agreement, Dresdner desires to resign as Agent under the Credit Agreement, the Majority Lenders desire to appoint Credit Lyonnais as successor Agent thereunder and Credit Lyonnais desires to accept such appointment; and

          WHEREAS, pursuant to and in accordance with the Credit Agreement, the Lenders wish to designate Credit Lyonnais as Lead Lender under the Credit Agreement.

          NOW THEREFORE, in consideration of the foregoing recitals, the following mutual premises and covenants and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

          Section 1.  Definitions.  Except as otherwise expressly provided herein, all capitalized terms used but not defined herein have the respective meanings given thereto in the Credit Agreement. In addition, as used herein, the following terms have the following respective meanings:

           "Assigned Interest" shall mean all of the rights and obligations of the Assignor under the Credit Agreement and the other Subject Documents in respect of (i) all of Assignor's Working Capital Loan Commitment outstanding under the Credit Agreement, (ii) all of Assignor's Letter of Credit Loan Commitment outstanding under the Credit Agreement and (iii) all of Assignor's Letter of Credit Commitment outstanding under the Credit Agreement, in each case on and as of the Assignment Date as set out in Schedule I hereto, but excluding (x) the rights of the Assignor arising under Sections 5 and 11.03 of the Credit Agreement in respect of the period prior to the Assignment Date and (y) the rights of the Assignor (as predecessor Agent) arising under Section 10.05 of the Credit Agreement in respect of the period prior to the Assignment Date.

           "Assignee" shall mean Credit Lyonnais in its capacity as the purchaser of the Assigned Interest.

           "Assignment Date" shall mean the first date on which each condition to effectiveness set forth in Section 5 hereof shall have been satisfied.

           "Assignor" shall mean Dresdner in its capacity as the sole Lender under the Credit Agreement.

           "Subject Documents" shall mean the Credit Agreement, each Note payable to Assignor evidencing the Loans (or to evidence the Loans made pursuant to the Commitments) assigned hereunder, the Letter of Credit Documents and each Bond Collateral Document to which the Partnership is a party.

          Section 2.  Assignment.

          (a)   On the terms and conditions set forth herein, effective on and as of the Assignment Date, Assignor hereby sells, assigns and transfers to Assignee, and Assignee hereby purchases and assumes from Assignor, all of the right, title and interest of Assignor in, to and under the Assigned Interest, and Assignee hereby assumes all of the obligations of Assignor in respect of the Assigned Interest. Such sale, assignment and transfer is without recourse and, except as provided in this Instrument, without representation or warranty.

          (b)   Assignee agrees with Assignor (for the express benefit of Dresdner and the Partnership) that Assignee will, from and after the Assignment Date, be a Lender under the Credit Agreement and perform, observe and be bound by all of the obligations applicable to a Lender under the Credit Agreement in respect of the Assigned Interest. From and after the Assignment Date, (i) Assignor shall be released from Assignor's obligations in respect of the Assigned Interest and (ii) Assignee shall be entitled to all of Assignor's rights, powers and privileges as a Lender under the Credit Agreement and the other Subject Documents in respect of the Assigned Interest.

          Section 3.  Resignation by Dresdner as Agent; Appointment by Majority Lenders of Successor Agent and Acceptance of Appointment as Agent by Credit Lyonnais.

          (a)   Subject to the appointment and acceptance set forth in (b) below and effective on and as of the Assignment Date immediately following the consummation of the transactions contemplated in Section 2 above, Dresdner hereby resigns as Agent.

          (b)   Effective on and as of the Assignment Date immediately following the consummation of the transactions contemplated in Section 2 above, the Majority Lenders hereby appoint Credit Lyonnais as successor Agent under the Credit Agreement with all the rights, powers, duties and obligations heretofore vested in Dresdner as Agent thereunder, and Credit Lyonnais hereby accepts such appointment.

          Section 4.  Designation of Credit Lyonnais as Lead Lender.  Effective on and as of the Assignment Date immediately following the consummation of the transactions contemplated in Section 3 above, the Lenders hereby designate Credit Lyonnais as Lead Lender under the Credit Agreement with all the rights, powers, duties and obligations heretofore vested in Dresdner as Lead Lender thereunder, and Credit Lyonnais hereby accepts such designation.

          Section 5.  Conditions to Effectiveness of Assignment.  The sale, assignment and transfer contemplated pursuant to Section 2 above will become effective upon the satisfaction of each of the following conditions:

          (a)   the execution and delivery of this Instrument by Dresdner, Credit Lyonnais and the Partnership;

          (b)   the delivery by Credit Lyonnais to the Partnership of a duly completed and executed Internal Revenue Service Form W-8ECI;

          (c)   Dresdner shall have returned its Notes to the Partnership for cancellation;

          (d)   the Partnership shall have delivered to Credit Lyonnais duly executed and appropriately completed Notes in the respective forms of Exhibit A-1, A-2 and A-3 hereof;

          (e)   Credit Lyonnais shall have received from the Partnership the fee referred to in that certain letter agreement dated as of July 26, 2002 between Credit Lyonnais and the Partnership;

          (f)   the delivery by Credit Lyonnais to JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank (National Association)), as Collateral Agent, of a duly executed designation letter in accordance with the terms of Section 14 of the Intercreditor Agreement;

          (g)   Dresdner shall have received from the Partnership all accrued and unpaid Commitment Fees through the Assignment Date;

          (h)   counterparts of Amendment No. 3 to the Credit Agreement, in form and substance satisfactory to Credit Lyonnais ("Amendment No. 3"), shall have been duly executed and delivered by each of the Partnership, the Lenders and the Agent;

          (i)   in relation to the Irrevocable Standby Letter of Credit #1192-97, issued by Dresdner for the Partnership to the Power Purchaser, pursuant to Section 2.03 of the Credit Agreement (the "Existing L/C"):

(i)

either (A) the Existing L/C shall have been surrendered by the Power Purchaser and cancelled in accordance with its terms, as evidenced by the receipt by Dresdner of a notice of surrender from the Power Purchaser to Dresdner, substantially in the form of Exhibit 3 to the Existing L/C or (B) other arrangements, acceptable to Dresdner, shall have been made to terminate the Existing L/C; and

(ii)	Credit Lyonnais shall have received a notice from the Partnership pursuant to Section 2.03(a) of the Credit Agreement requesting a Letter of Credit in replacement of the Existing L/C;

          (j)   the Deposit Account Control Agreement, dated as of June 28, 2002, between the Partnership and Dresdner (the "Control Agreement"), and the security interest granted pursuant to Section 3.3(A) thereof, shall have been terminated or shall simultaneously on the Assignment Date be terminated in accordance with the terms of the Control Agreement;

          (k)   Credit Lyonnais shall have received an Officer's Certificate of the Partnership, dated as of the Assignment Date, certifying that:

(i)

the representations and warranties of the Partnership contained in Section 7 of the Credit Agreement (as amended by Amendment No. 3), other than in the first two sentences of Section 7.08 thereof, are true and correct on and as of such date in all material respects as if made on and as of such date (or, if stated to have been made solely as of an earlier date, were true and correct as of such date);

(ii)

the representations and warranties of the Partnership contained in the first two sentences of Section 7.08 of the Credit Agreement (as amended by Amendment No. 3) are, to the knowledge of the Partnership, true and correct on and as of such date in all material respects as if made on and as of such date (or, if stated to have been made solely as of an earlier date, were, to the knowledge of the Partnership, true and correct as of such date);

(iii)	no Default has occurred and is continuing on such date;
(iv)	no Priority Payment Event has occurred and is continuing;
(v)	no Working Capital Loans or Letter of Credit Loans are outstanding; and
(vi)

since the Closing Date, no act, event or circumstance has occurred and is continuing which has had or is reasonably expected to have a Material Adverse Change (it being understood that any occurrence or non-occurrence of any act, event or circumstance which is explicitly permitted under the Basic Documents or the Equity Documents at the time of determination shall not be covered by this clause (v)).

          (l)   Credit Lyonnais shall have received copies of all Project Documents (including all amendments, supplements and other modifications thereto), certified by an Officer's Certificate of the Partnership as true, correct and complete and in full force and effect on and as of such date; and all such documents shall be acceptable to Credit Lyonnais; and

          (m)   Credit Lyonnais shall have received legal opinions as reasonably requested by Credit Lyonnais and in form and substance satisfactory to it and such corporate and other documents and certificates as may be reasonably requested by Credit Lyonnais.

          Section 6.  Payments; Allocations of Fees.  Dresdner and Credit Lyonnais agree that (i) Assignor shall be entitled to any payment of fees with respect to the Assigned Interest accruing prior to the Assignment Date, (ii) Assignee shall be entitled to any payments of fees with respect to the Assigned Interest accruing from and after the Assignment Date and (iii) the Agent shall be authorized and instructed to allocate payments received by it in respect of any such fees for account of Assignor and Assignee as provided in the foregoing clauses. Each party hereto agrees that it will hold any fees or other amounts that it may receive to which the other party hereto shall be entitled pursuant to the preceding sentence for account of the other party and will pay, in like money and funds, any such amounts that it may receive to the other party promptly upon receipt.

          Section 7.  Representations and Warranties.

          (a)   Representations and Warranties of Dresdner. Dresdner represents and warrants to Credit Lyonnais as follows:

(i)

it has full power and authority, and has taken all action necessary, to execute and deliver this Instrument and to fulfill its obligations under, and consummate the transactions contemplated by, this Instrument;

(ii)

the making and performance by it of this Instrument and all documents required to be executed and delivered by it hereunder do not violate any law or regulation of the jurisdiction of its organization or any other law or regulation applicable to it;

(iii)	this Instrument has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of Dresdner, enforceable against it in accordance with its terms;
(iv)

all approvals and authorizations of, all filings with and all actions by any governmental or other administrative or judicial authority necessary for the validity or enforceability of its obligations under this Instrument have been obtained; and

(v)

Dresdner has good title to, and is the sole legal and beneficial owner of, the Assigned Interest, free and clear of all liens, security interests, claims, participation or other charges or encumbrances of any nature whatsoever.

          (b)   Representations and Warranties of Credit Lyonnais. Credit Lyonnais represents and warrants to Dresdner as follows:

(i)

Credit Lyonnais has full power and authority, and has taken all action necessary, to execute and deliver this Instrument and to fulfill its obligations under, and consummate the transactions contemplated by, this Instrument;

(ii)

the making and performance by Credit Lyonnais of this Instrument and all documents required to be executed and delivered by Credit Lyonnais hereunder do not violate any law or regulation of the jurisdiction of its organization or any other law or regulation applicable to Credit Lyonnais;

(iii)

this Instrument has been duly executed and delivered by Credit Lyonnais and constitutes the legal, valid and binding obligation of Credit Lyonnais, enforceable against Credit Lyonnais in accordance with its terms;

(iv)

all approvals and authorizations of, all filings with and all actions by any governmental or other administrative or judicial authority necessary for the validity or enforceability of the obligations of Credit Lyonnais under this Instrument have been obtained; and

(v)

Credit Lyonnais has fully reviewed the terms of the Credit Agreement and the other Subject Documents provided by Dresdner and based on such information as Credit Lyonnais has deemed appropriate, has independently made its own credit analysis and decision to enter into this Instrument.

          (c)   Representations and Warranties of the Partnership. The Partnership represents and warrants to Dresdner and Credit Lyonnais as follows:

(i)

The Partnership has full power and authority, and has taken all action necessary, to execute and deliver this Instrument and to fulfill its obligations under, and consummate the transactions contemplated by, this Instrument

(ii)

the making and performance by the Partnership of this Instrument and all documents required to be executed and delivered by the Partnership hereunder do not and will not violate any law or regulation of the jurisdiction of its organization or any other law or regulation applicable to the Partnership;

(iii)

this Instrument has been duly executed and delivered by the Partnership and constitutes the legal, valid and binding obligation of the Partnership, enforceable against the Partnership in accordance with its terms;

(iv)

all approvals and authorizations of, all filings with and all actions by any governmental or other administrative or judicial authority necessary for the validity or enforceability of the obligations of the Partnership under this Instrument have been obtained; and

(v)

no statement made, or other information furnished, by the Partnership and delivered by the Partnership to Credit Lyonnais, in connection with the negotiation of this Instrument or Amendment No. 3 or delivered hereunder or thereunder (excluding statements made, or other information furnished, by third parties and any projections or assumptions (other than those provided by or on behalf of the Partnership) set forth therein) contains (unless disclosed in writing to the Credit Lyonnais prior to the Assignment Date) any untrue statement of a material fact or omits to state (as of the date made or furnished) any material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which they were made; provided that, with respect to projected financial information and the related assumptions with respect thereto, the Partnership represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

          Section 8.  Expenses.  The Partnership agrees to pay and reimburse Dresdner and Credit Lyonnais for all their reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Instrument and any arrangements for the provision of indemnity in favor of Dresdner in connection with actions taken pursuant Section 5(i)(i) hereof (whether or not such indemnity was ultimately provided), including, without limitation, the reasonable fees and disbursements of counsel to Dresdner and Credit Lyonnais.

          Section 9.  Miscellaneous.

          (a)   Successors and Assigns.  This Instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          (b)   Captions.  The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Instrument.

          (c)   Counterparts.  This Instrument may be executed in any number of counterparts, each of which shall be identical and all of which, taken together, shall constitute one and the same instrument, and each of the parties hereto may execute this Instrument by signing any such counterpart.

          (d)   Governing Law.  THIS INSTRUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY (INCLUDING ITS APPELLATE DIVISION), AND OF ANY OTHER APPELLATE COURT IN THE STATE OF NEW YORK, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS INSTRUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (e)  Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INSTRUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          (f)  Severability.  In case any provision in this Instrument shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          IN WITNESS WHEREOF, the parties hereto have caused this Instrument to be executed and delivered as of the date first above written.

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as Assignor By: /s/ FRED THURSTON Name: Fred Thurston Title: Vice President By: /s/ GILL C. SCHOR Name: Gill C. Schor Title: Associate

DRESDNER BANK AG, NEW YORK BRANCH as resigning Agent By: /s/ FRED THURSTON Name: Fred Thurston Title: Vice President By: /s/ GILL C. SCHOR Name: Gill C. Schor Title: Associate

CREDIT LYONNAIS NEW YORK BRANCH, as Assignee and successor Agent By: /s/ NINA S. ESHOO Name: Nina S. Eshoo Title: First Vice President

LSP-WHITEWATER LIMITED PARTNERSHIP By LSP-WHITEWATER I, INC., as general partner By: /s/ JOHN W. O'CONNOR Name: John W. O'Connor Title: Vice President - Finance Treasurer

SCHEDULE I
to Instrument

Assigned Interest
Name of Assignor	Working Capital Loan Commitment Assigned	Letter of Credit Loan Commitment Assigned	Letter of Credit Commitment Assigned

Dresdner Bank AG, New York and Grand Cayman Branches	$3,000,000	$5,500,000	$5,500,000

Exhibit A-1 to
Instrument

LETTER OF CREDIT LOAN NOTE

$5,500,000                                                                                                                    July 26, 2002

          FOR VALUE RECEIVED, LSP-COTTAGE GROVE, L.P., a limited partnership duly organized and validly existing under the laws of the State of Delaware (the "Company"), hereby promises to pay to CREDIT LYONNAIS NEW YORK BRANCH (the "Lender"), for account of its respective Applicable Lending Office provided for by the Credit Agreement referred to below, or order, at the principal office of Credit Lyonnais New York Branch at 1301 Avenue of the Americas, New York, New York 10019, the principal sum of FIVE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS (or such lesser amount as shall equal the aggregate unpaid principal amount of the Letter of Credit Loans made by the Lender to the Company under the Credit Agreement), in lawful money of the United States and in immediately available funds, on the dates provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Letter of Credit Loan, at such office, in like money and funds, for the period commencing on the date of such Letter of Credit Loan until such Letter of Credit Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

          The Lender is hereby authorized by the Company to endorse on the schedule attached to this Note (or any continuation thereof) the amount of, and the duration of each Interest Period (if applicable) for, each Letter of Credit Loan made by the Lender to the Company under the Credit Agreement, the date such Letter of Credit Loan is made or (if applicable) Converted from a Letter of Credit Loan of one Type to a Letter of Credit Loan of another Type and the amount of each payment or prepayment of principal of such Letter of Credit Loan received by the Lender; provided that any failure by the Lender to make any such endorsement or any error therein shall not affect the obligations of the Company hereunder or under the Credit Agreement in respect of such Letter of Credit Loans.

          This Note is one of the Letter of Credit Loan Notes referred to in the Credit Agreement dated as of May 1, 1995 (as amended, modified and supplemented and in effect from time to time, the "Credit Agreement") among the Company, the lenders that are or may become a party thereto, including the Lender (collectively, the "Lenders") and Credit Lyonnais New York Branch, the New York Branch of a banking institution organized under the laws of France, as agent for the Lenders, and evidences Letter of Credit Loans made by the Lender thereunder. The principal of and interest on this Note is secured by certain Bond Collateral Documents. Terms defined in the Credit Agreement are used herein as defined therein.

          Upon the occurrence of an Event of Default, the principal hereof and accrued interest hereon shall become, or may be declared to be, forthwith due and payable in the manner, upon the terms and conditions and with the effect provided in the Credit Agreement.

          The Company may at its option prepay, or may be required to prepay, all or any part of the principal of this Note before maturity upon the terms provided in the Credit Agreement.

          Recourse under this Note is limited in accordance with Section 11.09 of the Credit Agreement.

          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

LSP-COTTAGE GROVE, L.P. By LSP-COTTAGE GROVE, INC., as general partner By: Name: Title:

SCHEDULE TO
LETTER OF CREDIT LOAN NOTE

This Note evidences Letter of Credit Loans under the within described Credit Agreement, in the principal amount and on the dates set forth below, subject to the payments or prepayments of principal set forth below:

Date Made	Principal Amount of Letter of Credit Loan	Principal Amount Paid or Prepaid	Balance Outstanding

Exhibit A-2 to
Instrument

WORKING CAPITAL NOTE

$3,000,000                                                                                                                    July 26, 2002

          FOR VALUE RECEIVED, LSP-COTTAGE GROVE, L.P., a limited partnership duly organized and validly existing under the laws of the State of Delaware (the "Company"), hereby promises to pay to CREDIT LYONNAIS NEW YORK BRANCH, for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, or order, at the principal office of Credit Lyonnais New York Branch at 1301 Avenue of the Americas, New York, New York 10019, the principal sum of THREE MILLION AND 00/100 DOLLARS (or such lesser amount as shall equal the aggregate unpaid principal amount of the Working Capital Loans made by the Lender to the Company under the Credit Agreement), in lawful money of the United States and in immediately available funds, on the Credit Termination Date, and to pay interest on the unpaid principal amount of each such Working Capital Loan, at such office, in like money and funds, for the period commencing on the date of such Working Capital Loan until such Working Capital Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

          The Lender is hereby authorized by the Company to endorse on the schedule attached to this Note (or any continuation thereof) the amount of each Working Capital Loan made by the Lender to the Company under the Credit Agreement, the date such Working Capital Loan is made and the amount of each payment or prepayment of principal of such Working Capital Loan received by the Lender; provided that any failure by the Lender to make any such endorsement or any error therein shall not affect the obligations of the Company hereunder or under the Credit Agreement in respect of such Working Capital Loans.

          This Note is one of the Working Capital Notes referred to in the Credit Agreement dated as of May 1, 1995 (as amended, modified and supplemented and in effect from time to time, the "Credit Agreement") among the Company, the lenders that are or may become a party thereto, including the Lender (collectively, the "Lenders") and Credit Lyonnais New York Branch, the New York Branch of a banking institution organized under the laws of France, as agent for the Lenders, and evidences Working Capital Loans made by the Lender thereunder. The principal of and interest on this Note is secured by certain Bond Collateral Documents. Terms defined in the Credit Agreement are used herein as defined therein.

          Upon the occurrence of an Event of Default, the principal hereof and accrued interest hereon shall become, or may be declared to be, forthwith due and payable in the manner, upon the terms and conditions and with the effect provided in the Credit Agreement.

          The Company may at its option prepay, or may be required to prepay, all or any part of the principal of this Note before maturity upon the terms provided in the Credit Agreement.

          Recourse under this Note is limited in accordance with Section 11.09 of the Credit Agreement.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

LSP-COTTAGE GROVE, L.P. By LSP-COTTAGE GROVE, INC., as general partner By: Name: Title:

SCHEDULE TO
WORKING CAPITAL NOTE

          This Note evidences Working Capital Loans made under the within described Credit Agreement, in the principal amount and on the dates set forth below, subject to the payments or prepayments of principal set forth below:

Date Made or Converted	Principal of Working Capital Loan	Principal Amount Paid or Prepaid	Balance Outstanding

Exhibit A-3 to
Instrument

LETTER OF CREDIT NOTE

$5,500,000                                                                                                                    July 26, 2002

          FOR VALUE RECEIVED, LSP-COTTAGE GROVE, L.P., a limited partnership duly organized and validly existing under the laws of the State of Delaware (the "Company"), hereby promises to pay to CREDIT LYONNAIS NEW YORK BRANCH (the "Issuing Bank"), for account of its respective Applicable Lending Office provided for by the Credit Agreement referred to below, or order, at the principal office of Credit Lyonnais New York Branch at 1301 Avenue of the Americas, New York, New York 10019, the principal sum of FIVE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS (or such lesser amount as shall equal the aggregate unpaid amount of Reimbursement Obligations), in lawful money of the United States and in immediately available funds, upon demand or, in the absence of such demand, on the Credit Termination Date, and to pay interest on the unpaid Reimbursement Obligations, at such office, in like money and funds, for the period commencing on the date hereof until such Reimbursement Obligations shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

          The Issuing Bank is hereby authorized by the Company to endorse on the schedule attached to this Note (or any continuation thereof) the amount of each Reimbursement Obligation, the date such Reimbursement Obligation arose and the amount of each payment or prepayment of principal of such Reimbursement Obligation received by the Issuing Bank; provided that any failure by the Issuing Bank to make any such endorsement or any error therein shall not affect the obligations of the Company hereunder or under the Credit Agreement in respect of such Reimbursement Obligation.

          This Note is the Letter of Credit Note referred to in the Credit Agreement dated as of May 1, 1995 (as amended, modified and supplemented and in effect from time to time, the "Credit Agreement") among the Company, the lenders that are or may become a party thereto, including the Issuing Bank (collectively, the "Lenders") and Credit Lyonnais New York Branch, the New York Branch of a banking institution organized under the laws of France, as agent for the Lenders, and evidences Reimbursement Obligations thereunder. The principal of and interest on this Note is secured by certain Bond Collateral Documents. Terms defined in the Credit Agreement are used herein as defined therein.

          Upon the occurrence of an Event of Default, the principal hereof and accrued interest hereon shall become, or may be declared to be, forthwith due and payable in the manner, upon the terms and conditions and with the effect provided in the Credit Agreement.

          The Company may at its option prepay, or may be required to prepay, all or any part of the principal of this Note before maturity upon the terms provided in the Credit Agreement.

          Recourse under this Note is limited in accordance with Section 11.09 of the Credit Agreement.

          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

LSP-COTTAGE GROVE, L.P. By LSP-COTTAGE GROVE, INC., as general partner By: Name: Title:

SCHEDULE TO
LETTER OF CREDIT NOTE

          This Note evidences Reimbursement Obligations under the within described Credit Agreement, in the principal amount and on the dates set forth below, subject to the payments or prepayments of principal set forth below:

Date Made	Principal Amount of Reimbursement Obligation	Principal Amount Paid or Prepaid	Balance Outstanding